UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21341

Name of Fund: Preferred and Corporate Income Strategies Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Preferred and Corporate Income Strategies Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 10/31/04

Date of reporting period: 11/01/03 - 04/30/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        Preferred and
                                        Corporate Income
                                        Strategies Fund, Inc.

Semi-Annual Report
April 30, 2004

[LOGO] Merrill Lynch Investment Managers

Preferred and Corporate Income Strategies Fund, Inc.

The Benefits and Risks of Leveraging

Preferred and Corporate Income Strategies Fund, Inc. utilizes leveraging through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest or dividend rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its net asset value and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.


2    PREFERRED AND CORPORATE INCOME STRATEGIES FUND, INC.    APRIL 30, 2004

A Letter From the President

Dear Shareholder

Index returns during the most recent six-month reporting period indicate that fixed income markets continued to reward those investors who were willing to accept greater risk. The high yield market, as measured by the Credit Suisse First Boston High Yield Index, provided a return of +6.33% for the six months ended April 30, 2004. By comparison, the Merrill Lynch U.S. Corporate Master Index and the Merrill Lynch AAA U.S. Treasuries/Agencies 1 - 10 Year Index returned +1.89% and +.67%, respectively, for the same period.

Throughout the period, short-term interest rates remained at historic lows and kept the short end of the yield curve relatively flat, making it increasingly difficult to find attractive income opportunities. As of April month-end, the Federal Reserve Board maintained its accommodative policy stance, although a better-than-expected employment report for the month of March prompted speculation that an interest rate increase could come sooner than many had expected. On April 2, 2004, the good news on the employment front -- previously the one dim spot in an otherwise bright economic picture -- helped prompt the yield on the 10-year Treasury note to spike nearly 25 basis points (.25%), from 3.91% to 4.15%. Market watchers continue to monitor economic data and Federal Reserve Board language for indications of interest rate direction. If economic growth maintains its recent pace and employment figures continue to improve, many believe it is just a matter of time before interest rates move upward.

Equity markets, in the meantime, gleaned support from the improving economic environment and provided attractive returns. For the six-month period ended April 30, 2004, the Standard & Poor's 500 Index returned +6.27%. Significant fiscal and monetary stimulus in 2003, including low interest rates and tax cuts, has opened the door to consumer spending, capital spending, increases in exports and long-awaited job growth. As expected, these developments have led the way to improvements in corporate earnings -- a positive for stock markets.

The events and efforts of the past year leave us with a much stronger economy today. Of course, markets will always fluctuate, and there are many uncertainties -- not the least of which are geopolitical in nature -- which can translate into negative market movements. Keeping this in mind, however, we encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Importantly, your financial advisor can help you develop a strategy most suitable for your circumstances through all types of market and economic cycles.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                        Sincerely,


                                        /s/ Terry K. Glenn

                                        Terry K. Glenn
                                        President and Director


     PREFERRED AND CORPORATE INCOME STRATEGIES FUND, INC.    APRIL 30, 2004    3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Managers

      The Fund recorded a positive return and outperformed its benchmark in a period characterized by generally rising interest rates.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended April 30, 2004, the Common Stock of Preferred and Corporate Income Strategies Fund, Inc. had net annualized yields of 8.28% and 9.20%, based on a period-end per share net asset value of $24.22 and a per share market price of $21.79, respectively, and $1.000 per share income dividends. For the same period, the total investment return on the Fund's Common Stock was +3.55%, based on a change in per share net asset value from $24.38 to $24.22, and assuming reinvestment of $1.000 per share ordinary income dividends. For the same period, the Fund's unmanaged benchmark, the Merrill Lynch Preferred Stock Fixed Rate Index, returned -.03%.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

Long-term interest rates declined somewhat early in the period, then rose significantly in April. Throughout the period, we positioned the Fund with a duration that was relatively short versus that of its benchmark. This strategy proved successful as the 10-year U.S. Treasury note declined 1.36% between October 31, 2003 and April 30, 2004, while its yield increased from 4.30% to 4.50%. The unmanaged Merrill Lynch U.S. Corporate Master Index and the Merrill Lynch U.S. Treasury/Agency Master Index returned +1.89% and +.80%, respectively, for the same six-month period.

Our use of hedge strategies also enhanced Fund performance. Hedges were used in an effort to reduce the risk of loss associated with rising interest rates. Among the hedges we implemented during the period were interest rate swaps, U.S. Treasury futures and options on Treasury futures. During the period, we swapped some fixed rate securities for variable rate issues. When interest rates increase, the value of a variable rate security does not fall as much as that of a fixed rate issue because its interest payments would adjust periodically to keep pace with rising interest rates. Therefore, these swaps had a positive effect on the Fund's return as interest rates moved higher late in the period. Conversely, a fixed rate security would generally outperform a variable rate obligation in a declining interest rate environment.

Our holdings in institutional preferred issues and underweights in $25 par retail preferred and agency preferred securities also had a positive effect on the Fund's comparative performance.

What is the Fund's investment objective?

The Fund's primary objective is to provide shareholders with current income. The secondary objective is to seek capital appreciation. To these ends, we invest primarily in a diversified portfolio of preferred securities and debt securities. This includes convertible securities, which may be converted into common stock or other securities of the same or a different issuer. The Fund also has the flexibility to invest to a limited extent directly in common stocks. At least 80% of the Fund's total assets are invested in securities in the investment grade rating categories of the established bond rating services. Unrated securities held in the portfolio would be those that we consider to be of comparable credit quality.

What changes were made to the portfolio during the period?

As interest rates moved higher, we reduced the portfolio's duration -- which already was shorter than that of its benchmark -- by two years. We trimmed the Fund's exposure to insurance and added to its holdings in the banking


4    PREFERRED AND CORPORATE INCOME STRATEGIES FUND, INC.    APRIL 30, 2004
sector. The insurance sector had outperformed the overall preferred securities market for some time, so we took profits on some of our holdings. We increased the Fund's position in banking because we believed it was the highest quality sector within the market.

Additionally, late in the period we reduced our holdings in preferred securities that trade on the New York Stock Exchange and reinvested the proceeds in preferred securities that trade in the over-the-counter market. Exchange traded preferred securities are more vulnerable to extended rises in interest rates and the reduction in exposure was a positive contribution to performance as interest rates rose.

How would you characterize the Fund's position at the close of the period?

We have positioned the Fund with a short duration relative to its benchmark index, as we believe long-term interest rates will continue to rise. The portfolio also has extensive positive convexity. That is, as interest rates move up, the portfolio's duration will fall, and vice versa. We believe the Fund's duration will decrease further as interest rates continue to rise.

The portfolio is well diversified among issuers, and we intend to maintain the diversification of our holdings across issuers and sectors. We also will consider options to increase the Fund's yield and hedges to extend its duration relative to the benchmark.

At April 30, 2004, the Fund was approximately 36% leveraged. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.) Also at period-end, the portfolio carried an average credit rating of Baa1 from Moody's Investors Service, down slightly from an A2 rating at the beginning of the period. Approximately 83.1% of the Fund's assets was invested in securities rated Baa1 or higher at April 30, 2004.

John Burger
Vice President and Portfolio Manager

Thomas Musmanno
Vice President and Portfolio Manager

May 11, 2004


     PREFERRED AND CORPORATE INCOME STRATEGIES FUND, INC.    APRIL 30, 2004    5

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                        (in U.S. dollars)

===================================================================================================================================
Preferred Securities
-----------------------------------------------------------------------------------------------------------------------------------

                          S&P       Moody's   Face
Industry+                 Ratings   Ratings   Amount        Capital Trusts                                                Value
===================================================================================================================================
Auto & Truck--2.0%        BB        Baa3      $ 5,000,000   Delphi Trust II, 6.197% due 11/15/2033 (a)                 $  5,066,050
===================================================================================================================================
Banks--9.1%               BBB+      A3          8,000,000   Dresdner Funding Trust I, 8.151%
                                                            due 6/30/2031 (c)                                             9,194,408
                          A         NR*         2,000,000   HBOS Capital Funding LP, 6.85% (b)                            2,020,000
                          NR*       NR*         3,000,000   Hubco Capital Trust I, 8.98% due 2/01/2027                    3,328,119
                          NR*       NR*         1,500,000   Hubco Capital Trust II, 7.65% due 6/15/2028 (c)               1,500,000
                          A         A1          5,000,000   RBS Capital Trust I, 4.709% (a)(b)                            4,717,810
                          A-        A2          2,000,000   Westpac Capital Trust III, 5.819% (a)(b)(c)                   2,024,260
                                                                                                                       ------------
                                                                                                                         22,784,597
===================================================================================================================================
Distribution--4.0%        BBB       Baa2        9,000,000   AGL Capital Trust, 8.17% due 6/01/2037                        9,932,760
===================================================================================================================================
Electric--2.4%            BBB-      Baa2        1,200,000   Dominion Resources Capital Trust I, 7.83%
                                                            due 12/01/2027                                                1,273,471
                          BB+       Baa2        2,500,000   SWEPCO Capital Trust I, 5.25%
                                                            due 10/01/2043 (a)                                            2,445,743
                          BBB+      Baa1        2,000,000   Southern Company Capital Trust I, 8.19%
                                                            due 2/01/2037                                                 2,233,210
                                                                                                                       ------------
                                                                                                                          5,952,424
===================================================================================================================================
Electric Utilities--0.8%  BB-       Ba2         2,000,000   AVA Capital Trust III, 6.50% due 4/01/2034 (a)                1,970,000
===================================================================================================================================
Finance--1.9%             BBB-      Baa2        2,000,000   Cullen/Frost Capital Trust II, 1.60%
                                                            due 3/01/2034 (a)                                             2,038,806
                          A-        A1          2,700,000   Goldman Sachs Capital I, 6.345% due 2/15/2034                 2,580,762
                                                                                                                       ------------
                                                                                                                          4,619,568
===================================================================================================================================
Insurance--9.6%           BBB       Baa3        8,000,000   AON Capital Trust, 8.205% due 1/01/2027                       8,812,168
                          BB        Ba1        10,000,000   Markel Capital Trust I, 8.71% due 1/01/2046                  10,376,600
                          BBB       Baa1        5,000,000   QBE Insurance Group Limited, 5.647%
                                                            due 7/01/2023 (a)(c)                                          4,791,395
                                                                                                                       ------------
                                                                                                                         23,980,163
===================================================================================================================================
Insurance--               BBB+      A3          9,000,000   Axa, 8.60% due 12/15/2030                                    11,185,785
Multiline--4.5%
===================================================================================================================================
Oil--5.0%                 A-        A2          4,000,000   Oil Insurance Limited, 5.15%
                                                            due 8/15/2033 (a)(c)                                          4,035,716
                          BBB-      Baa1        8,000,000   Pemex Project Funding Master Trust, 7.375%
                                                            due 12/15/2014                                                8,360,000
                                                                                                                       ------------
                                                                                                                         12,395,716
===================================================================================================================================
Pipelines--0.9%           BB+       Baa3        2,000,000   K N Capital Trust III, 7.63% due 4/15/2028 (a)                2,169,278
===================================================================================================================================
Savings & Loan            BB        Baa2        6,735,000   GreenPoint Capital Trust I, 9.10% due 6/01/2027               7,623,663
Associations--6.6%        BB-       Ba1         5,900,000   Sovereign Capital Trust I, 9% due 4/01/2027                   6,526,391
                          BB        NR*         2,000,000   Webster Capital Trust I, 9.36% due 1/29/2027 (c)              2,229,792
                                                                                                                       ------------
                                                                                                                         16,379,846
===================================================================================================================================
Special Services--4.7%    BBB-      Baa1        8,710,000   ACE Capital Trust II, 9.70% due 4/01/2030                    11,591,695
===================================================================================================================================
Special                   BBB+      Baa3        9,110,000   Farmers Exchange Capital, 7.05%
Situations--9.4%                                            due 7/15/2028 (c)                                             8,843,132
                          BBB+      Baa1        6,000,000   Mangrove Bay Pass-Through Trust, 6.102%
                                                            due 7/15/2033 (c)                                             5,958,600
                          AA-       Aa3         3,000,000   Swedish Export Credit Corporation, 6.375% (b)(c)              2,945,730
                          B+        Baa3        5,000,000   Tokai Preferred Capital Company LLC,
                                                            9.98% (a)(b)(c)                                               5,787,995
                                                                                                                       ------------
                                                                                                                         23,535,457
                          ---------------------------------------------------------------------------------------------------------
                                                            Total Investments in Capital Trusts
                                                            (Cost--$147,654,516)--60.9%                                 151,563,339
                          =========================================================================================================


6    PREFERRED AND CORPORATE INCOME STRATEGIES FUND, INC.    APRIL 30, 2004

Schedule of Investments (continued)                            (in U.S. dollars)

===================================================================================================================================
Preferred Securities (concluded)
-----------------------------------------------------------------------------------------------------------------------------------

                                                Shares
Industry+                                       Held        Preferred Stocks                                              Value
===================================================================================================================================
Commercial Banks--                                104,800   Banco Santander Central Hispano SA, 6.41% (c)              $  2,527,462
2.6%                                               80,000   CoBank, ACB, 7%                                               4,034,560
                                                                                                                       ------------
                                                                                                                          6,562,022
===================================================================================================================================
Electric Utilities--0.4%                           20,000   Duquesne Light Company, 6.50%                                   992,000
===================================================================================================================================
Finance--4.4%                                       6,000   Federal National Mortgage Association, 5.125%                   280,500
                                                  400,000   Lehman Brothers Holdings, Inc., 6.50%                        10,544,000
                                                                                                                       ------------
                                                                                                                         10,824,500
===================================================================================================================================
Gas--3.4%                                         320,000   Southern Union Company, 7.55%                                 8,544,000
===================================================================================================================================
Property & Casualty                               320,000   ACE Limited, 7.80%                                            8,579,200
Insurance--3.4%
===================================================================================================================================
Sovereign Government                            3,000,000   Farm Credit Bank of Texas, 7.561% (a)(b)                      3,001,860
Obligations--1.2%
===================================================================================================================================
Wireless                                            9,720   Centaur Funding Corporation, 9.08%                           12,314,025
Communication--5.0%
                          ---------------------------------------------------------------------------------------------------------
                                                            Total Investments in Preferred Stocks
                                                            (Cost--$48,436,737)--20.4%                                   50,817,607
                          =========================================================================================================

                                                            Real Estate Investment Trusts
===================================================================================================================================
Real Estate Investment                             76,000   AMB Property Corporation, 6.75%                               1,808,800
Trusts--20.7%                                      72,800   BRE Properties, Inc., 6.75%                                   1,672,216
                                                  400,000   CBL & Associates Properties, Inc., 7.75%                     10,004,000
                                                  400,000   CarrAmerica Realty Corporation, 7.50%                        10,240,000
                                                  180,000   Developers Diversified Realty Corporation, 7.375%             4,392,000
                                                   90,000   Duke Realty Corporation, 6.50%                                2,049,300
                                                  425,000   HRPT Properties Trust, 8.75%                                 11,135,000
                                                  192,000   Health Care Property Investors, Inc., 7.10%                   4,700,160
                                                  120,000   iStar Financial Inc., 7.50%                                   2,904,000
                                                   38,600   PS Business Parks, Inc., 7%                                     887,800
                                                   80,000   Public Storage, Inc., 6.45%                                   1,804,000
                          ---------------------------------------------------------------------------------------------------------
                                                            Total Investments in Real Estate Investment
                                                            Trusts (Cost--$52,538,750)--20.7%                            51,597,276
                          =========================================================================================================

===================================================================================================================================
                          S&P       Moody's   Face
                          Ratings   Ratings   Amount        Trust Preferred
===================================================================================================================================
Aerospace &               NR*       NR*       $ 2,050,000   RC Trust I, 7% due 5/15/2006                                  2,217,846
Defense--0.9%
===================================================================================================================================
Finance--2.2%             BBB+      Baa1        5,500,000   Countrywide Capital IV, 6.75% due 4/01/2033                   5,368,523
===================================================================================================================================
Gas--4.1%                 BB        Baa3       10,000,000   Southwest Gas Capital II, 7.70% due 9/15/2043                10,206,743
===================================================================================================================================
Insurance--2.4%           A         A3          4,000,000   ABN AMRO North America Capital Funding
                                                            Trust II, 1.225% (a)(b)(c)                                    3,824,944
                          BBB       Baa1        2,250,000   Lincoln National Capital VI, 6.75%
                                                            due 9/11/2052                                                 2,233,597
                                                                                                                       ------------
                                                                                                                          6,058,541
                          ---------------------------------------------------------------------------------------------------------
                                                            Total Investments in Trust Preferred
                                                            (Cost--$23,717,520)--9.6%                                    23,851,653
                          =========================================================================================================
                                                            Total Investments in Preferred Securities
                                                            (Cost--$272,347,523)--111.6%                                277,829,875
                          =========================================================================================================


     PREFERRED AND CORPORATE INCOME STRATEGIES FUND, INC.    APRIL 30, 2004    7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                            (in U.S. dollars)

                          S&P       Moody's   Face
Industry+                 Ratings   Ratings   Amount        Corporate Bonds                                               Value
===================================================================================================================================
Broadcast--3.7%           BBB-      Baa3      $ 8,000,000   Liberty Media Corporation, 8.25% due 2/01/2030             $  9,235,024
===================================================================================================================================
Cable Television          BBB       Baa3        3,000,000   Comcast Corporation, 7.05% due 3/15/2033                      3,155,979
Services--1.3%
===================================================================================================================================
Cellular Telephones--     BBB       Baa2        5,000,000   AT&T Wireless Services, Inc., 8.75%
2.4%                                                        due 3/01/2031                                                 6,099,645
===================================================================================================================================
Containers--2.1%          BBB       Baa3        5,000,000   Sealed Air Corporation, 6.875%
                                                            due 7/15/2033 (c)                                             5,169,765
===================================================================================================================================
Diversified                                                 General Motors Acceptance Corporation:
Financials--4.2%          BBB       A3          2,000,000        6.875% due 8/28/2012                                     2,085,316
                          BBB       A3          3,000,000        8% due 11/01/2031                                        3,166,272
                          BBB       Baa1        5,000,000   General Motors Corporation, 7.70%
                                                            due 4/15/2016                                                 5,372,200
                                                                                                                       ------------
                                                                                                                         10,623,788
===================================================================================================================================
Electric--4.9%            BBB-      Ba2         3,000,000   CenterPoint Energy, Inc., 7.25% due 9/01/2010                 3,199,083
                          BBB       Baa2        4,060,000   ComEd Financing III, 6.35% due 3/15/2033                      3,953,888
                          BBB       Baa2        5,000,000   Energy East Corporation, 6.75% due 9/15/2033                  5,094,895
                                                                                                                       ------------
                                                                                                                         12,247,866
===================================================================================================================================
Finance--8.1%             BBB-      A3          5,000,000   Ford Motor Credit Company, 7.25% due 10/25/2011               5,305,555
                          B+        Baa2        3,500,000   Fuji JGB Investment LLC, 9.87% (a)(b)(c)                      4,044,512
                          B+        Baa3        5,000,000   SB Treasury Company LLC, 9.40% (a)(b)(c)                      5,731,250
                          AAA       Aaa         5,000,000   Sigma Finance Corporation, 1.12% due 8/15/2011                5,000,000
                                                                                                                       ------------
                                                                                                                         20,081,317
===================================================================================================================================
Foreign Government        BBB-      Baa2        7,032,000   United Mexican States, 5.875% due 1/15/2014++                 6,806,976
Obligations--2.7%
===================================================================================================================================
Industrial                BBB       A3          5,000,000   DaimlerChrysler NA Holding Corporation,
Manufacturing--2.3%                                         8.50% due 1/18/2031                                           5,778,560

===================================================================================================================================
Industrial Services--     BBB       Baa3        2,000,000   Comcast Cable Holdings, LLC, 8.75% due 8/01/2015              2,446,498
3.2%                      BBB+      Baa1        5,000,000   Time Warner Inc., 7.625% due 4/15/2031                        5,471,930
                                                                                                                       ------------
                                                                                                                          7,918,428
===================================================================================================================================
Telephone--5.0%           BBB+      Baa2        5,000,000   France Telecom, 9.50% due 3/01/2031                           6,412,255
                          BBB-      Baa3        5,000,000   Sprint Capital Corporation, 8.75% due 3/15/2032               5,972,565
                                                                                                                       ------------
                                                                                                                         12,384,820
                          ---------------------------------------------------------------------------------------------------------
                                                            Total Investments in Corporate Bonds
                                                            (Cost--$96,295,569)--39.9%                                   99,502,168
                          =========================================================================================================

                                                            Short-Term Securities
===================================================================================================================================
U.S. Government Agency                          2,000,000   Federal Home Loan Bank, 0.93% due 5/19/2004                   1,999,173
Obligations **            ---------------------------------------------------------------------------------------------------------
                                                            Total Investments in Short-Term Securities
                                                            (Cost--$1,999,173)--0.8%                                      1,999,173
                          =========================================================================================================

====================================================================================================================================
Options
------------------------------------------------------------------------------------------------------------------------------------

                                              Number of
                                              Contracts     Put Options Purchased
===================================================================================================================================
                                                       14   Swaption, expiring September 2008 at $6.49,
                                                            Broker Lehman Brothers, Inc. (d)                                809,442
                                                      300   U.S. Treasury Notes, expiring May 2004 at $108,
                                                            Broker Greenwich Capital Markets                                 60,937
                                                      204   U.S. Treasury Notes, expiring May 2004 at $110,
                                                            Broker Greenwich Capital Markets                                143,438
                                                       96   U.S. Treasury Notes, expiring May 2004 at $110,
                                                            Broker HSBC Securities                                           67,500
                                                      240   U.S. Treasury Notes, expiring May 2004 at $112,
                                                            Broker HSBC Securities                                          442,500
                                                      300   U.S. Treasury Notes, expiring June 2004 at $106,
                                                            Broker Greenwich Capital Markets                                145,313
                                                      150   U.S. Treasury Notes, expiring June 2004 at $109,
                                                            Broker HSBC Securities                                          213,281
                                                      300   U.S. Treasury Notes, expiring June 2004 at $110,
                                                            Broker HSBC Securities                                          581,250
                          ---------------------------------------------------------------------------------------------------------
                                                            Total Put Options Purchased
                                                            (Premiums Paid--$2,385,820)--1.0%                             2,463,661
                          =========================================================================================================
                                                            Total Investments (Cost--$373,028,085)--153.3%              381,794,877


8    PREFERRED AND CORPORATE INCOME STRATEGIES FUND, INC.    APRIL 30, 2004

Schedule of Investments (concluded)                            (in U.S. dollars)

===================================================================================================================================
Options (concluded)
-----------------------------------------------------------------------------------------------------------------------------------

                                                Number of
                                                Contracts   Put Options Written                                           Value
===================================================================================================================================
                                                       25   Swaption, expiring September 2008 at $6.65,
                                                            Broker Lehman Brothers, Inc. (d)                           $ (1,092,500)
                                                      300   U.S. Treasury Notes, expiring June 2004
                                                            at $107, Broker HSBC Securities                                (210,938)
                          ---------------------------------------------------------------------------------------------------------
                                                            Total Put Options Written
                                                            (Premiums Received--$1,668,875)--(0.5%)                      (1,303,438)
===================================================================================================================================
                          Total Investments, Net of Options Written (Cost--$371,359,210)--152.8%                        380,491,439

                          Other Assets Less Liabilities--2.0%                                                             4,952,606

                          Preferred Stock, at Redemption Value--(54.8%)                                                (136,514,332)
                                                                                                                       ------------
                          Net Assets Applicable to Common Stock--100.0%                                                $248,929,713
                                                                                                                       ============

(a)   Floating rate note.
(b)   The security is a perpetual bond and has no definite maturity date.
(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(d) This European style swaption, which can be exercised only to the expiration date, represents a standby commitment whereby the Fund is obligated to enter into a predetermined interest rate swap contract upon exercise of the swaption. One swaption contract represents a notional amount of $1,000,000.
+ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
++ Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
*     Not Rated.
** U.S. Government Agency Obligations are traded on a discount basis. The interest rate shown reflects the discount rate paid at April 30, 2004.

      Swaps entered into as of April 30, 2004 were as follows:

      -------------------------------------------------------------------------
                                                                   Unrealized
                                                      Notional    Appreciation
                                                       Amount    (Depreciation)
      -------------------------------------------------------------------------
      Receive a variable rate equal to 3-month
      USD LIBOR and pay a fixed rate of 5.216%

      Broker, Morgan Stanley Capital Services,
      Inc. Expires July 2014                        $110,000,000    $    75,040

      Receive a variable rate equal to 3-month
      USD LIBOR and pay a fixed rate of 5.075%

      Broker, J.P. Morgan Chase Bank
      Expires July 2014                             $ 40,000,000     (1,092,520)
      -------------------------------------------------------------------------
      Total                                                         $(1,017,480)
                                                                    ===========

      Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

      -------------------------------------------------------------------------
                                                        Net            Interest
      Affiliate                                       Activity          Income
      -------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
      Cash Sweep Series I                           $ (2,239,048)   $    10,032
      -------------------------------------------------------------------------

      See Notes to Financial Statements.


     PREFERRED AND CORPORATE INCOME STRATEGIES FUND, INC.    APRIL 30, 2004    9

[LOGO] Merrill Lynch Investment Managers

Statement of Net Assets

As of April 30, 2004
=====================================================================================================================
Assets
---------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value (identified
                        cost--$370,642,265) ..........................................                   $379,331,216
                       Options purchased, at value (premiums paid--$2,385,820) .......                      2,463,661
                       Unrealized appreciation on swaps ..............................                         75,040
                       Cash ..........................................................                      1,236,288
                       Receivables:
                          Interest ...................................................    $ 5,017,744
                          Dividends ..................................................        232,433       5,250,177
                                                                                          -----------
                       Prepaid expenses and other assets .............................                         81,959
                                                                                                         ------------
                       Total assets ..................................................                    388,438,341
                                                                                                         ------------
=====================================================================================================================
Liabilities
---------------------------------------------------------------------------------------------------------------------
                       Unrealized depreciation on swaps ..............................                      1,092,520
                       Options written, at value (premiums received--$1,668,875) .....                      1,303,438
                       Payables:
                          Dividends to Common Stock shareholders .....................        351,554
                          Investment adviser .........................................        224,239
                          Other affiliates ...........................................          2,695         578,488
                                                                                          -----------
                       Accrued expenses and other liabilities ........................                         19,850
                                                                                                         ------------
                       Total liabilities .............................................                      2,994,296
                                                                                                         ------------
=====================================================================================================================
Preferred Stock
---------------------------------------------------------------------------------------------------------------------
                       Preferred Stock, at redemption value, par value $.10 per
                        share (2,730 Series M7 Shares and 2,730 Series T7 Shares of
                        AMPS* issued and outstanding at $25,000 per share liquidation
                        preference) ..................................................                    136,514,332
                                                                                                         ------------
=====================================================================================================================
Net Assets Applicable to Common Stock
---------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common Stock .........................                   $248,929,713
                                                                                                         ============
=====================================================================================================================
Analysis of Net Assets Applicable to Common Stock
---------------------------------------------------------------------------------------------------------------------
                       Common Stock, par value $.10 per share (10,279,189 shares
                        issued and outstanding) ......................................                   $  1,027,919
                       Paid-in capital in excess of par ..............................                    242,501,203
                       Undistributed investment income--net ..........................    $   651,980
                       Accumulated realized capital losses on investments--net .......     (3,366,138)
                       Unrealized appreciation on investments--net ...................      8,114,749
                                                                                          -----------
                       Total accumulated earnings--net ...............................                      5,400,591
                                                                                                         ------------
                       Total--Equivalent to $24.22 net asset value per share of Common
                        Stock (market price--$21.79) .................................                   $248,929,713
                                                                                                         ============

*     Auction Market Preferred Stock

      See Notes to Financial Statements.


10   PREFERRED AND CORPORATE INCOME STRATEGIES FUND, INC.    APRIL 30, 2004

Statement of Operations

For the Six Months Ended April 30, 2004
=====================================================================================================================
Investment Income
---------------------------------------------------------------------------------------------------------------------
                       Interest (including $10,032 from affiliates) ..................                   $  9,696,146
                       Dividends .....................................................                      3,149,719
                                                                                                         ------------
                       Total income ..................................................                     12,845,865
                                                                                                         ------------
=====================================================================================================================
Expenses
---------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ......................................    $ 1,168,924
                       Commission fees ...............................................        172,172
                       Accounting services ...........................................         68,606
                       Professional fees .............................................         30,393
                       Transfer agent fees ...........................................         26,202
                       Printing and shareholder reports ..............................         21,293
                       Directors' fees and expenses ..................................         15,172
                       Custodian fees ................................................         14,253
                       Listing fees ..................................................         11,185
                       Pricing fees ..................................................          2,788
                       Other .........................................................          9,214
                                                                                          -----------
                       Total expenses before waiver ..................................      1,540,202
                       Waiver of expenses ............................................        (41,289)
                                                                                          -----------
                       Total expenses after waiver ...................................                      1,498,913
                                                                                                         ------------
                       Investment income--net ........................................                     11,346,952
                                                                                                         ------------
=====================================================================================================================
Realized & Unrealized Gain (Loss) on Investments--Net
---------------------------------------------------------------------------------------------------------------------
                       Realized loss on investments--net .............................                     (2,908,674)
                       Change in unrealized appreciation on investments--net .........                        939,472
                                                                                                         ------------
                       Total realized and unrealized loss on investments--net ........                     (1,969,202)
                                                                                                         ------------
=====================================================================================================================
Dividends to Preferred Stock Shareholders
---------------------------------------------------------------------------------------------------------------------
                       Investment income--net ........................................                       (799,534)
                                                                                                         ------------
                       Net Increase in Net Assets Resulting from Operations ..........                   $  8,578,216
                                                                                                         ============

      See Notes to Financial Statements


     PREFERRED AND CORPORATE INCOME STRATEGIES FUND, INC.    APRIL 30, 2004   11

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets

                                                                                                         For the Period
                                                                                          For the Six       August 1,
                                                                                          Months Ended      2003+ to
                                                                                            April 30,      October 31,
Increase (Decrease) in Net Assets:                                                            2004            2003
=======================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------
                       Investment income--net ........................................   $ 11,346,952      $  3,901,102
                       Realized loss on investments--net .............................     (2,908,674)         (373,914)
                       Change in unrealized appreciation on investments--net .........        939,472         7,175,277
                       Dividends to Preferred Stock shareholders .....................       (799,534)         (286,977)
                                                                                         ------------------------------
                       Net increase in net assets resulting from operations ..........      8,578,216        10,415,488
                                                                                         ------------------------------
=======================================================================================================================
Dividends to Common Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------
                       Investment income--net ........................................    (10,279,210)       (3,313,903)
                                                                                         ------------------------------
                       Net decrease in net assets resulting from dividends to Common
                        Stock shareholders ...........................................    (10,279,210)       (3,313,903)
                                                                                         ------------------------------
=======================================================================================================================
Common Stock Transactions
-----------------------------------------------------------------------------------------------------------------------
                       Net proceeds from issuance of Common Stock ....................             --       245,315,625
                       Offering costs resulting from the issuance of Common Stock ....             --          (367,922)
                       Offering and underwriting costs resulting from the issuance
                        of Preferred Stock ...........................................             --        (1,518,593)
                                                                                         ------------------------------
                       Net increase in net assets derived from Common Stock
                        transactions .................................................             --       243,429,110
                                                                                         ------------------------------
=======================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets applicable to
                        Common Stock .................................................     (1,700,994)      250,530,695
                       Beginning of period ...........................................    250,630,707           100,012
                                                                                         ------------------------------
                       End of period* ................................................   $248,929,713      $250,630,707
                                                                                         ==============================
                          * Undistributed investment income--net .....................   $    651,980      $    383,772
                                                                                         ==============================

+     Commencement of operations

      See Notes to Financial Statements.


12   PREFERRED AND CORPORATE INCOME STRATEGIES FUND, INC.    APRIL 30, 2004

Financial Highlights

                                                                                                         For the Period
The following per share data and ratios have been derived                                 For the Six       August 1,
from information provided in the financial statements.                                    Months Ended      2003+ to
                                                                                            April 30,      October 31,
Increase (Decrease) in Net Asset Value:                                                       2004            2003
=======================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ..........................    $     24.38      $      23.88
                                                                                          -----------------------------
                       Investment income--net ........................................           1.10@@             .39
                       Realized and unrealized gain (loss) on investments--net .......           (.18)              .67
                       Dividends to Preferred Stock shareholders from investment
                        income--net ..................................................           (.08)             (.03)
                                                                                          -----------------------------
                       Total from investment operations ..............................            .84              1.03
                                                                                          -----------------------------
                       Less dividends to Common Stock shareholders from investment
                        income--net ..................................................          (1.00)             (.33)
                                                                                          -----------------------------
                       Capital charge resulting from the issuance of Common Stock ....             --              (.04)
                                                                                          -----------------------------
                       Capital charge and underwriting costs resulting from the
                        issuance of Preferred Stock ..................................             --              (.16)
                                                                                          -----------------------------
                       Net asset value, end of period ................................    $     24.22      $      24.38
                                                                                          =============================
                       Market price per share, end of period .........................    $     21.79      $      23.60
                                                                                          =============================
=======================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------
                       Based on market price per share ...............................          (3.76%)@          (4.33%)@
                                                                                          =============================
                       Based on net asset value per share ............................           3.55%@            3.53%@
                                                                                          =============================
=======================================================================================================================
Ratios Based on Average Net Assets of Common Stock
-----------------------------------------------------------------------------------------------------------------------
                       Total expenses, net of waiver*** ..............................           1.18%*             .49%*
                                                                                          =============================
                       Total expenses*** .............................................           1.21%*            1.11%*
                                                                                          =============================
                       Total investment income--net*** ...............................           8.91%*            6.79%*
                                                                                          =============================
                       Amount of dividends to Preferred Stock shareholders ...........            .63%*             .50%*
                                                                                          =============================
                       Investment income--net, to Common Stock shareholders ..........           8.28%*            6.29%*
                                                                                          =============================
=======================================================================================================================
Ratios Based on Average Net Assets of Common & Preferred Stock***
-----------------------------------------------------------------------------------------------------------------------
                       Total expenses, net of waiver .................................            .77%*             .34%*
                                                                                          =============================
                       Total expenses ................................................            .79%*             .77%*
                                                                                          =============================
                       Total investment income--net ..................................           5.81%*            4.68%*
                                                                                          =============================
=======================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
-----------------------------------------------------------------------------------------------------------------------
                       Dividends to Preferred Stock shareholders .....................           1.17%*            1.11%*
                                                                                          =============================


     PREFERRED AND CORPORATE INCOME STRATEGIES FUND, INC.    APRIL 30, 2004   13

[LOGO] Merrill Lynch Investment Managers

Financial Highlights (concluded)

                                                                                                         For the Period
                                                                                          For the Six       August 1,
                                                                                          Months Ended      2003+ to
The following per share data and ratios have been derived                                   April 30,     October 31,
from information provided in the financial statements.                                        2004           2003
=======================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common Stock, end of period
                        (in thousands) ...............................................    $   248,930      $    250,631
                                                                                          =============================
                       Preferred Stock outstanding, end of period (in thousands) .....    $   136,500      $    136,500
                                                                                          =============================
                       Portfolio turnover ............................................          20.01%            11.51%
                                                                                          =============================
=======================================================================================================================
Leverage
-----------------------------------------------------------------------------------------------------------------------
                       Asset coverage per $1,000 .....................................    $     2,824      $      2,836
                                                                                          =============================
=======================================================================================================================
Dividends Per Share on Preferred Stock Outstanding++
-----------------------------------------------------------------------------------------------------------------------
                       Series M7--Investment income--net .............................    $       145      $         55
                                                                                          =============================
                       Series T7--Investment income--net .............................    $       147      $         50
                                                                                          =============================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Commencement of operations.
++    The Fund's Preferred Stock was issued on August 26, 2003.
@     Aggregate total investment return.
@@    Based on average shares outstanding.

      See Notes to Financial Statements.


14   PREFERRED AND CORPORATE INCOME STRATEGIES FUND, INC.    APRIL 30, 2004

Notes to Financial Statements

1. Significant Accounting Policies:

Preferred and Corporate Income Strategies Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund's Common Stock is listed on the New York Stock Exchange ("NYSE") under the symbol PSW. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options -- The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the


     PREFERRED AND CORPORATE INCOME STRATEGIES FUND, INC.    APRIL 30, 2004   15

[LOGO] Merrill Lynch Investment Managers liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Swaps -- The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Offering expenses -- Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .60% of the Fund's average daily net assets (including proceeds from the issuance of Preferred Stock) plus the proceeds of any outstanding borrowings used for leverage. For the six months ended April 30, 2004, FAM earned fees of $1,168,924, of which $41,289 was waived.

For the six months ended April 30, 2004, the Fund reimbursed FAM $4,054 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


16   PREFERRED AND CORPORATE INCOME STRATEGIES FUND, INC.    APRIL 30, 2004

Notes to Financial Statements (concluded)

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2004 were $77,344,943 and $82,150,113, respectively.

Net realized gains (losses) for the six months ended April 30, 2004 and net unrealized appreciation/depreciation as of April 30, 2004 were as follows:

--------------------------------------------------------------------------------
                                                                    Unrealized
                                                  Realized         Appreciation/
                                                Gains (Losses)      Depreciation
--------------------------------------------------------------------------------
Long-term investments ..................        $ 1,754,120         $ 8,688,951
Options purchased ......................            743,563              77,841
Options written ........................         (2,886,029)            365,437
Swaps ..................................                 --          (1,017,480)
Financial future contracts .............         (2,520,328)                 --
                                                -------------------------------
Total ..................................        $(2,908,674)        $ 8,114,749
                                                ===============================

As of April 30, 2004, net unrealized appreciation for Federal income tax purposes aggregated $8,709,506, of which $11,735,084 related to appreciated securities and $3,025,578 related to depreciated securities. The aggregate cost of investments including options at April 30, 2004 for Federal income tax purposes was $371,781,933.

Transactions in options written for the six months ended April 30, 2004 were as follows:

--------------------------------------------------------------------------------
                                                      Number of       Premiums
Put Options Written                                   Contracts       Received
--------------------------------------------------------------------------------
Outstanding put options written,
 beginning of period .....................             1,025        $ 2,133,438
Options written ..........................               600            279,000
Options expired ..........................            (1,300)          (743,563)
                                                      -------------------------
Outstanding put options written,
 end of period ...........................               325        $ 1,668,875
                                                      =========================
4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended April 30, 2004 remained constant and during the period August 1, 2003 to October 31, 2003 increased by 10,275,000 from shares sold.

Preferred Stock

Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Fund, with a par value of $.10 per share and liquidation preference of $25,000 per share, plus accrued and unpaid dividend, that entitle their holders to receive cash dividend at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2004 were as follows: Series M7, 1.08% and Series T7, 1.12%.

Shares issued and outstanding during the six months ended April 30, 2004 remained constant and during the period August 1, 2003 to October 31, 2003 increased by 5,460 from shares sold.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2004, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $137,733 as commissions.

5. Capital Loss Carryforward:

On October 31, 2003, the Fund had a net capital loss carryforward of $1,276,621, all of which expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

The Fund paid an ordinary income dividend in the amount of $.166667 per share on May 28, 2004 to shareholders of record on May 14, 2004.


     PREFERRED AND CORPORATE INCOME STRATEGIES FUND, INC.    APRIL 30, 2004   17

[LOGO] Merrill Lynch Investment Managers

Officers and Directors

Terry K. Glenn, President and Director
David O. Beim, Director
James T. Flynn, Director
W. Carl Kester, Director
Karen P. Robards, Director
John Burger, Vice President
Thomas Musmanno, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary

--------------------------------------------------------------------------------
Todd Goodwin and George W. Holbrook, Directors of Preferred and Corporate Income Strategies Fund, Inc., have recently retired. The Fund's Board of Directors wishes Messrs. Goodwin and Holbrook well in their retirements.
--------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Common Stock:

EquiServe
P.O. Box 43010
Providence, RI 02940-3010

Preferred Stock:

The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

NYSE Symbol

PSW


18   PREFERRED AND CORPORATE INCOME STRATEGIES FUND, INC.    APRIL 30, 2004

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


     PREFERRED AND CORPORATE INCOME STRATEGIES FUND, INC.    APRIL 30, 2004   19

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

Preferred and Corporate Income Strategies Fund, Inc. seeks to provide shareholders with high current income. The secondary objective of the Fund is to seek to provide shareholders with capital appreciation. The Fund seeks to achieve its objectives by investing primarily in a portfolio of preferred securities and debt securities, including convertible securities that may be converted into common stock or other securities of the same or a different issuer.

This report, including the financial information herein, is transmitted to shareholders of Preferred and Corporate Income Strategies Fund, Inc. for their information. It is not a prospectus. The Fund leverages its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

Preferred and Corporate Income Strategies Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                   #PCIS -- 4/04

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      Preferred and Corporate Income Strategies Fund, Inc.


      By: /s/ Terry K. Glenn
          -----------------------------
          Terry K. Glenn,
          President of
          Preferred and Corporate Income Strategies Fund, Inc.

      Date: June 18, 2004

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


      By: /s/ Terry K. Glenn
          -----------------------------
          Terry K. Glenn,
          President of
          Preferred and Corporate Income Strategies Fund, Inc.

      Date: June 18, 2004


      By: /s/ Donald C. Burke
          -----------------------------
          Donald C. Burke,
          Chief Financial Officer of
          Preferred and Corporate Income Strategies Fund, Inc.

      Date: June 18, 2004